SUMMARY PROSPECTUS Managers Emerging Markets Equity Fund TICKER: MEMEX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated April 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Managers Emerging Markets Equity Fund’s (the “Fund” and “Emerging Markets Equity Fund”) investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or emerging market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee		1.15%
Distribution and Service (12b-1) Fees		None
Other Expenses:		0.98%
Interest Expense	0.02%
All Other Expenses	0.96%
Acquired Fund Fees and Expenses		0.01%

Total Annual Fund Operating Expenses[2]		2.14%

Fee Waiver and Expense Reimbursements[1]		(0.34%)

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]		1.80%

[1]

Manager Investment Group LLC (“Managers” or the “Investment Manager”) has contractually agreed, until at least April 1, 2011, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.77% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through April 1, 2011. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$183	$637	$1,118	$2,446

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in emerging market countries. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. For the purposes of this policy, “emerging market countries” mean countries designated by the World Bank or United Nations, to be an emerging market country. The Fund may invest in companies of any size. The Fund considers an issuer to be located in an emerging market country if the issuer maintains its principal place of business in an emerging market country, its securities are traded in an emerging market country, or it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or securities performed in an emerging market country or it has at least 50% of its assets in an emerging market country.

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MANAGERS EMERGING MARKETS EQUITY FUND SUMMARY PROSPECTUS

Principal Risks

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

Emerging Markets Risk—investments in emerging markets securities can be subject to the general risks of foreign securities, as well as additional risks which can result in greater volatility.

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Liquidity Risk—particular investments may be difficult to sell at the best price.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Performance

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/09

Best Quarter: 33.55% (2nd Quarter 2009)

Worst Quarter: –29.94% (4th Quarter 2008)

Average Annual Total Returns1 as of 12/31/09

Managers Emerging Markets Equity Fund	1 Year	5 Years	10 Years
Return Before Taxes	67.94%	11.80%	8.61%
Return After Taxes on Distributions	68.14%	9.34%	7.02%
Return After Taxes on Distributions and Sale of Fund Shares	44.48%	9.78%	7.10%
MSCI Emerging Markets Index with Net Dividends After Deduction of Withholding Tax (reflects no deduction for fees or expenses)	78.51%	15.51%	9.78%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2	Managers Investment Group

MANAGERS EMERGING MARKETS EQUITY FUND SUMMARY PROSPECTUS

Portfolio Management

Investment Manager

Managers Investment Group LLC

Subadvisors

Rexiter Capital Management Limited (“Rexiter”)

Schroder Investment Management North America Inc. (“Schroders”)

Portfolio Managers

Rexiter

Murray Davey

Chief Investment Officer, Managing Director – Global Emerging Markets, Portfolio Manager, & Country Fund Manager, Rexiter; Portfolio Manager of the Fund since 08/97.

Nicholas Payne, Country Fund Manager, Rexiter; Portfolio Manager of the Fund since 09/99. Schroders Allan Conway, Head of Emerging Markets Equities, Schroders; Portfolio Manager of the Fund since 03/09.

Schroders

Allan Canway, Head of Emerging Markets, Equities, Schroders; Portfolio Manager of the Funds since 03/09.

James Gotto, Portfolio Manager, Schroders; Portfolio Manager of the Fund since 03/09.

Waj Hashmi, CFA, Portfolio Manager, Schroders; Portfolio Manager of the Fund since 03/09.

Robert Davy, Portfolio Manager, Schroders; Portfolio Manager of the Fund since 03/09.

Buying and Selling Fund Shares

Initial Investment Minimum

Regular Account: $2,000

Individual Retirement Account: $1,000

Additional Investment Minimum

All accounts: $100

To Place Orders

Mail:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

Transaction Policies

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account). A redemption fee of 2.00% of the amount redeemed may be applied to redemptions or exchanges occurring within 60 days of purchase.

Tax Information

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Special rules apply to investments through such tax-advantaged plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3